UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

October 31, 2015

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 51.8%
CONSUMER DISCRETIONARY - 6.4%
Automobiles - 0.1%
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	300,000		$311,649

Diversified Consumer Services - 0.3%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,377,139

Hotels, Restaurants & Leisure - 1.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	610,000		639,737	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		367,200	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		820,303
MGM Resorts International, Senior Notes	6.625%	12/15/21	1,270,000		1,362,075
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	1,120,000		1,167,600	(a)

Total Hotels, Restaurants & Leisure					4,356,915

Household Durables - 0.6%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	2,340,000		2,436,525

Leisure Products - 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,110,350	(a)

Media - 2.7%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,531,875
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		416,850	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	180,000		185,832	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	910,000		946,186	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		768,670
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		748,020
MediaNews Group Inc.	12.000%	12/31/18	1,468,000		1,468,000	(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,330,000		1,336,650	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	1,020,000		1,004,700	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	1,199,529	(c)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	1,246,599	(c)

Total Media					10,852,911

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	940,000		981,078	(a)(d)

Specialty Retail - 1.1%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	1,194,377	(c)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	600,000		502,500	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	560,000		527,100	(a)
L Brands Inc., Senior Notes	5.625%	2/15/22	1,830,000		1,994,700
L Brands Inc., Senior Notes	5.625%	10/15/23	420,000		460,950

Total Specialty Retail					4,679,627

TOTAL CONSUMER DISCRETIONARY					26,106,194

CONSUMER STAPLES - 4.5%
Beverages - 1.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,628,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,650,000		1,732,500
DS Services of America Inc., Secured Notes	10.000%	9/1/21	2,190,000		2,523,975	(a)

Total Beverages					5,884,475

Food & Staples Retailing - 1.1%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000		1,022,438	(a)
Cencosud SA, Senior Notes	5.500%	1/20/21	1,180,000		1,240,279	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Food & Staples Retailing - (continued)
CVS Health Corp., Senior Notes	3.875%	7/20/25	210,000		$216,422
CVS Health Corp., Senior Notes	4.875%	7/20/35	240,000		253,436
CVS Health Corp., Senior Notes	5.125%	7/20/45	550,000		591,946
Dollar Tree Inc., Senior Notes	5.250%	3/1/20	120,000		125,700	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,090,000		1,154,037	(a)

Total Food & Staples Retailing					4,604,258

Food Products - 1.3%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	330,000		331,980	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000		1,253,225	(c)
JBS Investments GmbH, Senior Notes	7.750%	10/28/20	1,150,000		1,231,075	(c)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	552,000		594,036	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000		215,441	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	190,000		198,812	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	160,000		170,281	(a)
R&R Ice Cream PLC, Senior Secured Notes	5.500%	5/15/20	760,000	GBP	1,208,228	(c)

Total Food Products					5,203,078

Household Products - 0.3%
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,020,000		961,350	(a)

Tobacco - 0.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,020,000		882,300
Reynolds American Inc., Senior Notes	3.250%	6/12/20	210,000		215,371
Reynolds American Inc., Senior Notes	5.850%	8/15/45	500,000		556,708

Total Tobacco					1,654,379

TOTAL CONSUMER STAPLES					18,307,540

ENERGY - 7.0%
Energy Equipment & Services - 1.2%
Archrock Inc., Senior Notes	7.250%	12/1/18	600,000		612,750
CGG, Senior Notes	7.750%	5/15/17	105,000		94,500
CGG, Senior Notes	6.500%	6/1/21	1,500,000		870,000
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000		572,700
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000		1,006,950	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000		248,000
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000		1,404,000	(a)

Total Energy Equipment & Services					4,808,900

Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000		710,878
Apache Corp., Senior Notes	4.250%	1/15/44	410,000		360,752
Approach Resources Inc., Senior Notes	7.000%	6/15/21	270,000		152,550
Arch Coal Inc., Senior Notes	7.000%	6/15/19	570,000		18,525
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000		394,800	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	740,000		707,625
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	880,000		580,712
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	120,000		57,600
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	500,000		112,500
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	180,000		118,350	(a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	900,000		778,500
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		48,571
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000		912,564
Empresa Nacional del Petroleo, Senior Notes	5.250%	8/10/20	1,120,000		1,201,187	(c)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000		245,000
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000		457,500
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	800,000		677,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	80,000	$79,600
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	219,975	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	5/15/19	350,000	92,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	1,420,000	1,347,225
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,509,075	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	270,000	234,900	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	472,500	*(e)(f)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	1,190,000	1,261,400
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000	425,100	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	620,000	455,700
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,150,000	986,125
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	145,041
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	560,000	567,000	(a)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,420,000	1,180,375
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,151,325
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000	29,700	*(e)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	483,287
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	214,114
Rice Energy Inc., Senior Notes	6.250%	5/1/22	960,000	873,600
Rice Energy Inc., Senior Notes	7.250%	5/1/23	350,000	325,500	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	310,000	309,225
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,230,000	6,150	*(e)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	550,000	401,500
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	76,500	*(e)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	180,000	180,467
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	653,134
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	645,150
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000	219,450	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000	202,500	(a)
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	975,000	987,187
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	250,000	233,750
WPX Energy Inc., Senior Notes	8.250%	8/1/23	390,000	367,575

Total Oil, Gas & Consumable Fuels				23,871,494

TOTAL ENERGY				28,680,394

FINANCIALS - 9.0%
Banks - 4.1%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	242,135	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	336,702	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000	830,975	(g)(h)
Citigroup Inc., Senior Notes	4.650%	7/30/45	820,000	835,792
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	560,000	567,147
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.375%	8/4/25	450,000	460,024

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	420,000		$475,330
Corpbanca SA, Senior Bonds	3.875%	9/22/19	1,210,000		1,240,609	(c)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000		500,544	(a)(g)(h)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		342,391	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000		396,704	(g)(h)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000		514,114
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000		1,064,861	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000		1,505,031	(a)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000		1,252,203	(c)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000		507,684
Novo Banco SA, Senior Notes	5.875%	11/9/15	300,000	EUR	329,802	(c)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000		1,268,329	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		87,500	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		163,106
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		123,249
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		176,442
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	505,305	(c)(g)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	1,245,168	(c)(g)(h)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		711,531	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	970,000		1,002,364
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	120,000		118,769

Total Banks					16,803,811

Capital Markets - 0.1%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	160,000		161,214
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		82,983	(a)

Total Capital Markets					244,197

Consumer Finance - 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,290,000		1,370,625
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,537,650	(a)

Total Consumer Finance					2,908,275

Diversified Financial Services - 1.4%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,136,715	(c)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,928,417	(c)
Emeralds, Notes	0.679%	8/4/20	9		0	*(a)(b)(e)(f)(i)
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	215,000		215,770	(a)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	75,000		85,675
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,011,013	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	1,246,371	(c)(g)(h)

Total Diversified Financial Services					5,623,961

Insurance - 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	750,000		763,497
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	916,496	(c)

Total Insurance					1,679,993

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Real Estate Investment Trusts (REITs) - 0.4%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		$1,030,500
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		726,616	(a)

Total Real Estate Investment Trusts (REITs)					1,757,116

Real Estate Management & Development - 0.9%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	1,210,000		1,265,056	(c)
Grainger PLC, Senior Secured Notes	5.000%	12/16/20	760,000	GBP	1,228,187	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,318,759	(c)

Total Real Estate Management & Development					3,812,002

Thrifts & Mortgage Finance - 1.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	4,250,000		4,234,063	(a)

TOTAL FINANCIALS					37,063,418

HEALTH CARE - 5.1%
Biotechnology - 0.4%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	450,000		443,246
Celgene Corp., Senior Notes	3.875%	8/15/25	620,000		622,864
Celgene Corp., Senior Notes	5.000%	8/15/45	490,000		493,620

Total Biotechnology					1,559,730

Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	70,000		71,345
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		498,750	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,200,000		1,194,000	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	470,000		481,853
Zimmer Biomet Holdings Inc., Senior Notes	4.450%	8/15/45	430,000		408,548

Total Health Care Equipment & Supplies					2,654,496

Health Care Providers & Services - 3.1%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,620,000		1,257,525
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	770,000		766,302
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,190,000		1,242,063
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	970,000		995,463	(a)
HCA Inc., Debentures	7.500%	11/15/95	70,000		70,175
HCA Inc., Senior Bonds	5.375%	2/1/25	1,630,000		1,678,900
HCA Inc., Senior Secured Notes	4.750%	5/1/23	280,000		287,700
Priory Group No. 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	770,000	GBP	1,234,275	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	620,000		658,750
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	1,786,545	(c)
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	290,000		309,021
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,530,000		2,425,637

Total Health Care Providers & Services					12,712,356

Pharmaceuticals - 1.0%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		288,537
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	380,000		377,292
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	120,000		114,731
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	160,000		153,602
Baxalta Inc., Senior Notes	5.250%	6/23/45	130,000		132,699	(a)
DPx Holdings BV, Senior Notes	7.500%	2/1/22	320,000		327,600	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	940,000		962,325	(a)(d)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,860,000		1,574,025	(a)

Total Pharmaceuticals					3,930,811

TOTAL HEALTH CARE					20,857,393

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
INDUSTRIALS - 7.2%
Aerospace & Defense - 0.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	430,000		$404,200	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	2,280,000		2,190,225	(a)(f)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	510,000		503,625

Total Aerospace & Defense					3,098,050

Air Freight & Logistics - 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	130,000		131,300	(a)
XPO Logistics Inc., Senior Notes	5.750%	6/15/21	860,000	EUR	860,102	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	710,000		636,338	(a)

Total Air Freight & Logistics					1,627,740

Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	252,900		284,828
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,595,644	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	220,000		219,725

Total Airlines					2,100,197

Commercial Services & Supplies - 0.6%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		961,875	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		295,075	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,270,000		1,214,437	(a)

Total Commercial Services & Supplies					2,471,387

Construction & Engineering - 0.9%
Astaldi SpA, Senior Notes	7.125%	12/1/20	530,000	EUR	608,022	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	110,000	EUR	126,193	(c)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,310,000		1,277,250	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,048,125		864,703	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		831,600	(a)

Total Construction & Engineering					3,707,768

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	210,000		217,875	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,438,972	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	175,484	(a)

Total Electrical Equipment					1,832,331

Machinery - 1.7%
Actuant Corp., Senior Notes	5.625%	6/15/22	1,020,000		1,031,475
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		2,163,150	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,059,282	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	796,800	EUR	937,623	(c)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	336,000	EUR	395,384	(a)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	490,000	EUR	571,266	(a)

Total Machinery					7,158,180

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,384,200	(a)

Road & Rail - 0.6%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,181,408	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,107,143	EUR	1,279,110	(c)

Total Road & Rail					2,460,518

Trading Companies & Distributors - 0.1%
Rexel SA, Senior Notes	5.250%	6/15/20	450,000		470,362	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 0.8%
Great Rolling Stock Co. Ltd, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	$1,769,895	(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,515,000	(a)(d)

Total Transportation					3,284,895

TOTAL INDUSTRIALS					29,595,628

INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment, Instruments & Components - 0.7%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,000,000		1,008,750
NXP BV/NXP Funding LLC, Senior Notes	4.625%	6/15/22	930,000		950,925	(a)
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	720,000		736,200	(a)

Total Electronic Equipment, Instruments & Components					2,695,875

Internet Software & Services - 0.3%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,263,329	(c)

IT Services - 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	950,000		508,250	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	410,000		470,988

Total IT Services					979,238

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000		72,780
Micron Technology Inc., Senior Notes	5.250%	8/1/23	210,000		205,693	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	640,000		611,200

Total Semiconductors & Semiconductor Equipment					889,673

Software - 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		318,060	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	860,000		938,475	(a)

Total Software					1,256,535

TOTAL INFORMATION TECHNOLOGY					7,084,650

MATERIALS - 6.1%
Chemicals - 0.8%
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,300,000		1,270,750
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	440,000		426,800	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	1,654,230	(c)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	250,000		199,375	(a)

Total Chemicals					3,551,155

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,016,025	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	850,000		786,250	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000		144,000	(a)

Total Construction Materials					1,946,275

Containers & Packaging - 1.0%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	239,548		252,124	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	400,000		420,504	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		210,002	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	950,000		969,000
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000		439,300	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		684,250
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		520,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		513,275

Total Containers & Packaging					4,008,455

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 3.8%
Alcoa Inc., Senior Notes	5.125%	10/1/24	630,000		$627,638
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		753,600	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	2,800,000		2,604,879
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	2,490,000		2,102,805
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000		831,697	(a)
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000		1,444,184	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		726,250
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		18,000	*(a)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,646		0	(a)(b)(f)(i)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	2,290,000		2,257,491
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	1,090,000		1,196,275	(a)(d)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	840,000		406,350
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000		2,545,882

Total Metals & Mining					15,515,051

Paper & Forest Products - 0.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	480,000		196,800	(a)

TOTAL MATERIALS					25,217,736

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.8%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000		1,024,108	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	250,000		251,223
CenturyLink Inc., Senior Notes	5.800%	3/15/22	325,000		317,281
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		328,729
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		315,437
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,086,750	(a)

Total Diversified Telecommunication Services					3,323,528

Wireless Telecommunication Services - 1.9%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	150,000	EUR	167,319	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,065,300	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	810,000		854,550	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,197,588
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	860,000		799,800
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,472,950
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	1,107,392	(c)(g)(h)

Total Wireless Telecommunication Services					7,664,899

TOTAL TELECOMMUNICATION SERVICES					10,988,427

UTILITIES - 2.1%
Electric Utilities - 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		1,215,625	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,240,445	(c)(g)

Total Electric Utilities					2,456,070

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	1,000,000		975,000

Independent Power and Renewable Electricity Producers - 1.0%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	1,272,000		1,335,600	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,718,696

Total Independent Power and Renewable Electricity Producers					4,054,296

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Water Utilities - 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	$1,250,568	(c)

TOTAL UTILITIES					8,735,934

TOTAL CORPORATE BONDS & NOTES (Cost - $226,721,391)					212,637,314

ASSET-BACKED SECURITIES - 8.2%
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.997%	8/25/32	341,256		306,158	(g)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.046%	4/15/33	191,181		184,188	(g)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.072%	6/25/34	627,812		576,592	(g)
Earnest Student Loan Investment Trust	4.050%	5/25/39	781,015		781,015	(a)(f)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.147%	10/25/35	1,140,000		988,134	(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.898%	3/18/29	475,000		422,094	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.557%	6/19/29	250,000		217,500	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.696%	2/20/30	250,000		217,500	(g)
GSAMP Trust, 2006-S2 A2	0.397%	1/25/36	268,540		65,354	(g)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.497%	3/25/35	212,712		209,511	(a)(g)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		452,160	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		1,240,375	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		745,950	(a)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.272%	3/25/33	1,767,561		1,691,406	(g)
LSTAR Securities	1.000%	9/1/20	2,000,000		2,000,000	(a)(b)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,568,000	EUR	1,767,358	(a)(b)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	1,980,000	EUR	2,231,740	(a)(b)
National Collegiate Student Loan Trust, 2007-4 A3L	1.047%	3/25/38	2,794,452		1,995,135	(g)
Oaktree CLO Ltd., 2015-1A D	5.909%	10/20/27	2,200,000		1,873,300	(a)(g)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.271%	10/15/37	1,490,431		1,352,717	(g)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,255,326		1,130,758	(g)
Parklane Trust, 2015-B	1.000%	10/25/25	3,000,000		3,000,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.977%	1/25/31	36,987		26,463	(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.322%	8/25/33	155,445		138,710	(g)
SACO I Trust, 2006-4 A1	0.537%	3/25/36	132,347		203,729	(g)
SACO I Trust, 2006-6 A	0.457%	6/25/36	659,249		1,126,370	(g)
SMB Private Education Loan Trust, 2015-B A2B	1.396%	7/15/27	1,070,000		1,069,856	(a)(g)
SMB Private Education Loan Trust, 2015-B A3	1.946%	5/17/32	3,500,000		3,513,647	(a)(g)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,506,960	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	1,266,036		1,263,436	(a)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.347%	6/25/36	1,089,486		1,003,290	(g)
Structured Asset Securities Corp., 2006-ARS1 A1	0.417%	2/25/36	3,289,012		258,002	(a)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $36,457,035)					33,559,408

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.5%
Banc of America Mortgage Securities Inc., 2005-3 A4	2.628%	4/25/35	83,177		77,331	(g)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.675%	12/15/19	1,900,000		1,900,000	(a)(g)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.177%	6/11/50	410,000		415,220	(g)
BLCP Hotel Trust, 2014-CLMZ M	5.924%	8/15/29	4,440,556		4,421,060	(a)(g)
Carefree Portfolio Trust, 2014-CMZA MZA	6.173%	11/15/19	1,000,000		1,001,259	(a)(g)
Carefree Portfolio Trust, 2014-CMZB MZB	7.918%	11/15/29	3,100,000		3,090,576	(a)(g)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.144%	12/10/49	2,416,000		2,250,429	(g)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000		491,222	(a)(g)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.151%	9/15/17	2,750,000		2,596,171	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.515%	7/25/37	907,784	$1,611,408	(g)
Commercial Mortgage Trust, 2013-CR7 G	4.352%	3/10/46	1,500,000	1,084,177	(a)(g)
Commercial Mortgage Trust, 2015-CR25 E	4.548%	8/10/48	1,500,000	1,131,900	(a)(g)
Commercial Mortgage Trust, 2015-CR25 F	4.548%	8/10/48	700,000	392,980	(a)(g)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.497%	1/25/36	343,160	294,261	(g)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	27.812%	7/25/36	724,294	1,247,912	(g)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	409,000	397,431
Credit Suisse Mortgage Trust, 2006-1 1A2	29.442%	2/25/36	955,669	1,390,957	(g)
Credit Suisse Mortgage Trust, 2006-C3 AJ	5.824%	6/15/38	979,117	955,622	(g)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.394%	6/27/46	911,735	862,193	(a)(g)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	459,118	(a)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	2,200,000	2,183,500	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	985,580	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.407%	3/19/45	231,767	209,310	(g)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.118%	3/19/46	382,765	290,625	(g)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/22	19,810,000	1,371,613	(g)
FREMF Mortgage Trust, 2014-KF04 B	2.526%	6/25/21	1,520,818	1,528,132	(a)(g)
GE Business Loan Trust, 2006-2A D	0.946%	11/15/34	385,148	321,512	(a)(g)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,155,325	(g)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	1.189%	3/16/47	4,507,591	200,265	(g)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	0.979%	4/16/52	5,934,782	251,531	(g)
Government National Mortgage Association (GNMA), 2015-41 IO, IO	1.052%	9/16/56	6,907,511	583,258	(g)
GS Mortgage Securities Trust, 2006-GG6 C	5.553%	4/10/38	400,000	400,376	(g)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	302,552
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.807%	10/25/35	177,349	155,720	(g)
Impac CMB Trust, 2005-5 A1	0.837%	8/25/35	256,838	228,668	(g)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.628%	3/25/35	234,550	232,368	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,060,000	904,073
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	379,529	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,850,000	1,832,178	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.421%	10/15/19	2,100,000	2,086,967	(a)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.796%	6/15/29	1,080,000	1,072,800	(a)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.496%	8/15/27	160,000	161,227	(a)(g)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.248%	9/15/45	430,000	405,342	(g)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	38,745	40,581	(a)
Merrill Lynch Mortgage Investors Trust, 2005-A1 2A1	2.654%	12/25/34	18,121	17,967	(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	409,000	405,172	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,432,000	1,438,072	(g)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.680%	10/15/48	1,740,000	1,215,738	(a)(g)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.680%	10/15/48	780,000	$431,106	(a)(g)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,137,129
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	795,223
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.917%	6/11/49	320,000	321,171	(g)
Mortgage IT Trust, 2005-2 1A1	0.457%	5/25/35	119,852	115,259	(g)
PFP III, 2014-1 D	4.297%	6/14/31	500,000	499,718	(a)(g)
Residential Accredit Loans Inc., 2006-QO2 A1	0.417%	2/25/46	1,586,062	709,838	(g)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M3	4.197%	8/25/24	2,000,000	1,943,663	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M3	4.297%	8/25/24	4,000,000	3,778,738	(g)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.947%	10/25/24	2,070,000	2,061,011	(g)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	10.947%	3/25/25	1,149,850	1,351,699	(g)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.527%	8/25/35	141,827	137,019	(g)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.407%	5/25/46	345,815	247,041	(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	322,779	(a)(g)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	830,000	330,801	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.600%	1/15/45	2,450,000	2,415,084	(a)(g)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	390,000	389,846	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	781,000	782,685	(g)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	220,000	224,984	(g)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.467%	12/25/45	156,084	151,018	(g)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/19/22	695,851	691,578	(a)(g)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.744%	4/25/36	46,691	45,765	(g)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,836,912	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	436,517	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $67,760,105)				67,587,792

CONVERTIBLE BONDS & NOTES - 0.3%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	996,875

MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	408,179	224,499	(a)(d)(f)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,380,876)				1,221,374

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,947	3,043
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	339	388

Total FHLMC				3,431

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	15,253	$17,461

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $18,749)				20,892

SENIOR LOANS - 2.1%
CONSUMER DISCRETIONARY - 1.1%
Distributors - 0.0%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	181,076	180,284	(j)(k)

Hotels, Restaurants & Leisure - 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/12/21	397,681	398,320	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	555,921	557,697	(j)(k)

Total Hotels, Restaurants & Leisure				956,017

Media - 0.3%
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	348,147	346,270	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	437,688	435,014	(j)(k)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	110,936	109,298	(j)(k)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	71,489	70,434	(j)(k)
Ziggo Financing Partnership, USD Term Loan B3	3.500%	1/15/22	117,574	115,838	(j)(k)

Total Media				1,076,854

Multiline Retail - 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	338,278	330,590	(j)(k)

Specialty Retail - 0.4%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	320,520	320,030	(j)(k)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	359,089	359,014	(j)(k)
PetSmart Inc., Term Loan B	4.250%	3/11/22	399,000	399,408	(j)(k)
Staples Inc., Term Loan B	—	4/7/21	485,000	483,303	(l)

Total Specialty Retail				1,561,755

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	636,800	534,912	(j)(k)

TOTAL CONSUMER DISCRETIONARY				4,640,412

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA, Term Loan B	—	6/3/18	160,000	88,133	(l)

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.1%
Air Medical Group Holdings Inc., Term Loan B	4.500%	4/28/22	169,575	167,122	(j)(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	364,211	360,076	(j)(k)

Total Health Care Providers & Services				527,198

Pharmaceuticals - 0.2%
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	368,136	361,417	(j)(k)
Valeant Pharmaceuticals International, Term Loan B F1	4.000%	4/1/22	278,600	259,596	(j)(k)

Total Pharmaceuticals				621,013

TOTAL HEALTH CARE				1,148,211

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	129,343	126,775	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	580,000		$576,647	(j)(k)

UTILITIES - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,152,830		2,154,175	(j)(k)

TOTAL SENIOR LOANS (Cost - $8,867,891)					8,734,353

SOVEREIGN BONDS - 17.0%
Argentina - 1.0%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	4,190,000		4,165,451

Australia - 0.5%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,162,941	(c)

Hungary - 1.0%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,131,225

Indonesia - 1.5%
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,650,000		6,347,425	(c)

Israel - 1.3%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,211,319

Jamaica - 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,030,200

Kazakhstan - 1.0%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,161,764	(c)

Mexico - 1.5%
United Mexican States, Senior Notes	4.750%	3/8/44	6,580,000		6,267,450

New Zealand - 1.8%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	7,200,084	(c)

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		1,058,400	(c)

Norway - 1.5%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	6,210,610	(a)(c)

Peru - 1.0%
Republic of Peru, Senior Bonds	4.125%	8/25/27	4,190,000		4,231,900

Poland - 1.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,840,000		6,232,249

Portugal - 1.0%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		4,239,428	(a)

Sweden - 1.8%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	3,524,223
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,689,121

Total Sweden					7,213,344

TOTAL SOVEREIGN BONDS (Cost - $76,437,700)					69,863,790

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
U.S. Government Obligations - 0.1%
U.S. Treasury Bonds	3.000%	5/15/45	90,000	$91,087
U.S. Treasury Notes	2.000%	8/15/25	500,000	493,418

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $590,151)				584,505

			SHARES
COMMON STOCKS - 0.3%
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc.			15,000	1,245,000	*(b)(f)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			417,997	24,740	*(b)(f)

TOTAL COMMON STOCKS (Cost - $1,390,572)				1,269,740

PREFERRED STOCKS - 0.1%
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
General Finance Corp. (Cost - $643,125)	8.125%		25,725	493,663

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.25 Index, Put @ $98.00		12/16/15	26,420,000	65,042
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.HY.25 Index, Call @ $102.00		12/16/15	19,810,000	277,132
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.IG.25 Index, Call @ $80.00		12/16/15	46,410,000	101,182
E-mini S&P 500 Index Futures, Put @ $1,925.00		11/20/15	146	22,265
iShares iBoxx High Yield Corp., Call @ $85.00		11/20/15	245,498	181,669

TOTAL PURCHASED OPTIONS (Cost - $1,001,006)				647,290

TOTAL INVESTMENTS - 96.6% (Cost - $421,268,601#)				396,620,121
Other Assets in Excess of Liabilities - 3.4%				14,137,252

TOTAL NET ASSETS - 100.0%				$410,757,373

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of October 31, 2015.

(f)	Illiquid security.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of October 31, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
IO	— Interest Only
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
SEK	— Swedish Krona

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2015

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS/ NOTIONAL AMOUNT1†	VALUE
iShares iBoxx High Yield Corp., Put	11/20/15	$81.00	245,498	$12,275
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.25 Index, Put	12/16/15	96.00	26,420,000	37,250
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.25 Index, Put	12/16/15	94.00	26,420,000	21,490
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.HY.25 Index, Call	12/16/15	103.50	19,810,000	104,278
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.25 Index, Call	12/16/15	75.00	92,820,000	93,688
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.25 Index, Put	12/16/15	110.00	46,410,000	15,019

TOTAL WRITTEN OPTIONS (Premiums received - $950,779)				$284,000

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$24,638,194	$1,468,000		$26,106,194
Financials	—	37,063,418	0	*	37,063,418
Materials	—	25,217,736	0	*	25,217,736
Other corporate bonds & notes	—	124,249,966	—		124,249,966
Asset-backed securities	—	22,080,859	11,478,549		33,559,408
Collateralized mortgage obligations	—	65,404,292	2,183,500		67,587,792
Convertible bonds & notes	—	1,221,374	—		1,221,374
Mortgage-backed securities	—	20,892	—		20,892
Senior loans:
Consumer discretionary	—	4,105,500	534,912		4,640,412
Other senior loans	—	4,093,941	—		4,093,941
Sovereign bonds	—	69,863,790	—		69,863,790
U.S. government & agency obligations	—	584,505	—		584,505
Common stocks:
Health care	—	—	1,245,000		1,245,000
Materials	—	—	24,740		24,740
Preferred stocks	$493,663	—	—		493,663
Purchased options	203,934	443,356	—		647,290

Total investments	$697,597	$378,987,823	$16,934,701		$396,620,121

Other financial instruments:
Futures contracts	$580,406	—	—		$580,406
Forward foreign currency contracts	—	$3,144,367	—		3,144,367
OTC total return swaps‡	—	351,786	—		351,786
Centrally cleared interest rate swaps	—	119,719	—		119,719
OTC currency swaps‡	—	685,734	—		685,734

Total other financial instruments	$580,406	$4,301,606	—		$4,882,012

Total	$1,278,003	$383,289,429	$16,934,701		$401,502,133

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$12,275	$271,725	—		$284,000
Futures contracts	8,939,934	—	—		8,939,934
Forward foreign currency contracts	—	1,417,109	—		1,417,109
OTC interest rate swaps‡	—	161,363	—		161,363
OTC credit default swaps on corporate issues - sell protection‡	—	188,364	—		188,364
OTC credit default swaps on corporate issues - buy protection‡	—	313,046	—		313,046
OTC total return swaps‡	—	514,457	—		514,457

Total	$8,952,209	$2,866,064	—		$11,818,273

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS		MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of July 31, 2015	$1,468,000	$0	*	$0	*	$4,438,749	$2,183,500
Accrued premiums/discounts	—	—		—		1,300	2,134
Realized gain (loss)	—	—		—		(473)	—
Change in unrealized appreciation (depreciation)[1]	—	—		—		(28,009)	(2,134)
Purchases	—	—		—		7,109,931	—
Sales	—	—		—		(42,949)	—
Transfers into Level 3[2]	—	—		—		—	—
Transfers out of Level 3	—	—		—		—	—

Balance as of October 31, 2015	$1,468,000	$0	*	$0	*	$11,478,549	$2,183,500

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2015[1]	—	—		—		$(28,009)	$(2,134)

	SENIOR LOANS	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	MATERIALS	HEALTH CARE	TOTAL
Balance as of July 31, 2015	—	—	$1,245,000	$9,335,249
Accrued premiums/discounts	—	—	—	3,434
Realized gain (loss)	—	—	—	(473)
Change in unrealized appreciation (depreciation)[1]	—	—	—	(30,143)
Purchases	—		—	7,109,931
Sales	—	—	—	(42,949)
Transfers into Level 3[2]	$534,912	$24,740	—	559,652
Transfers out of Level 3	—	—	—	—

Balance as of October 31, 2015	$534,912	$24,740	$1,245,000	$16,934,701

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2015[1]	—	—	—	$(30,143)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

2. Investments

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,517,225
Gross unrealized depreciation	(31,165,705)

Net unrealized depreciation	$(24,648,480)

At October 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	121	12/16	$29,556,243	$29,944,475	$388,232
Russell 2000 Mini Index	37	12/15	4,220,510	4,285,710	65,200
U.S. Treasury 10-Year Notes	897	12/15	115,051,157	114,535,688	(515,469)
U.S. Treasury Long-Term Bonds	246	12/15	38,797,737	38,483,625	(314,112)
U.S. Treasury Ultra Long-Term Bonds	189	12/15	30,578,230	30,192,750	(385,480)

					(761,629)

Contracts to Sell:
90-Day Eurodollar	446	3/16	110,358,988	110,897,901	(538,913)
90-Day Eurodollar	2,380	3/17	581,277,515	588,157,500	(6,879,985)
Candian 10-Year Bonds	124	12/15	13,417,938	13,323,646	94,292
E-mini S&P 500 Index	42	12/15	4,152,089	4,354,770	(202,681)
Euro-Bobl	79	12/15	11,140,370	11,243,023	(102,653)
Euro-Bund	73	12/15	12,640,029	12,619,950	20,079
U.S. Treasury 2-Year Notes	5	12/15	1,092,640	1,093,281	(641)
U.S. Treasury 5-Year Notes	19	12/15	2,288,298	2,275,695	12,603

					(7,597,899)

Net unrealized depreciation on open futures contracts					$(8,359,528)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,100,000	USD	6,820,582	Citibank N.A.	11/13/15	$138,194
EUR	727,018	USD	800,469	Citibank N.A.	11/13/15	(908)
GBP	200,000	USD	306,182	Citibank N.A.	11/13/15	2,118
GBP	324,252	USD	497,599	Citibank N.A.	11/13/15	2,236
USD	3,874,938	CAD	5,100,000	Citibank N.A.	11/13/15	(25,035)
USD	5,097,051	EUR	4,690,826	Citibank N.A.	11/13/15	(61,835)
USD	1,668,148	EUR	1,494,819	Citibank N.A.	11/13/15	24,173
USD	570,805	EUR	509,023	Citibank N.A.	11/13/15	10,990
USD	13,094,329	GBP	8,411,000	Citibank N.A.	11/13/15	128,756
USD	2,466,095	GBP	1,620,200	Citibank N.A.	11/13/15	(31,446)
EUR	787,500	USD	879,945	UBS AG	11/13/15	(13,866)
USD	436,813	EUR	401,587	UBS AG	11/13/15	(4,846)
CAD	5,381,565	USD	4,071,604	Bank of America N.A.	1/19/16	42,405
CAD	43,544	USD	33,093	Bank of America N.A.	1/19/16	195
EUR	18,530,000	USD	21,130,130	Bank of America N.A.	1/19/16	(723,871)
KRW	4,783,907,362	USD	4,056,737	Bank of America N.A.	1/19/16	129,116
SGD	11,460,852	USD	8,165,617	Bank of America N.A.	1/19/16	(5,116)
USD	3,340,903	BRL	13,240,000	Bank of America N.A.	1/19/16	(8,103)
USD	6,168,377	CAD	8,020,000	Bank of America N.A.	1/19/16	37,381
USD	2,844,556	MXN	47,526,844	Bank of America N.A.	1/19/16	(17,214)
USD	8,142,412	SGD	11,460,852	Bank of America N.A.	1/19/16	(18,089)
EUR	1,199,201	USD	1,374,470	Barclays Bank PLC	1/19/16	(53,844)
IDR	25,728,440,000	USD	1,829,903	Barclays Bank PLC	1/19/16	6,531
JPY	991,271,994	USD	8,290,411	Barclays Bank PLC	1/19/16	(63,205)
MXN	71,520,000	USD	4,227,825	Barclays Bank PLC	1/19/16	78,666
USD	7,773,075	AUD	10,740,000	Barclays Bank PLC	1/19/16	143,491
USD	1,791,050	IDR	25,728,440,000	Barclays Bank PLC	1/19/16	(45,384)
USD	8,199,887	JPY	991,271,994	Barclays Bank PLC	1/19/16	(27,319)
USD	14,033,283	MXN	235,001,361	Barclays Bank PLC	1/19/16	(117,042)
USD	6,946,114	NOK	56,640,000	Barclays Bank PLC	1/19/16	287,739
USD	444,163	NZD	670,000	Barclays Bank PLC	1/19/16	(7,020)
USD	7,470,919	SEK	60,610,000	Barclays Bank PLC	1/19/16	362,530
AUD	358,139	USD	253,461	Citibank N.A.	1/19/16	957
ILS	877,589	USD	227,561	Citibank N.A.	1/19/16	(559)
INR	546,610,000	USD	8,274,447	Citibank N.A.	1/19/16	(23,730)
MXN	375,461,311	USD	22,470,200	Citibank N.A.	1/19/16	137,752
NOK	5,252,874	USD	645,911	Citibank N.A.	1/19/16	(28,404)
RUB	416,991,471	USD	6,487,111	Citibank N.A.	1/19/16	(101,544)
USD	8,415,242	AUD	11,642,881	Citibank N.A.	1/19/16	144,260
USD	1,346,791	CAD	1,751,004	Citibank N.A.	1/19/16	8,213
USD	37,519,831	EUR	32,775,567	Citibank N.A.	1/19/16	1,425,567
USD	20,130,678	GBP	13,058,556	Citibank N.A.	1/19/16	4,972
USD	5,465,277	ILS	21,020,000	Citibank N.A.	1/19/16	28,125
USD	5,164,418	MXN	86,178,639	Citibank N.A.	1/19/16	(24,726)
USD	6,881,606	NZD	10,239,876	Citibank N.A.	1/19/16	(14,003)

Total						$1,727,258

Abbreviations used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen

Notes to Schedule of Investments (unaudited) (continued)

KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

At October 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange	$4,305,000	5/15/30	2.110% semi-annually	3-Month LIBOR	—	$119,719

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2015[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Capital Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	8.517%	5.000% quarterly	$(188,364)	$4,693	$(193,057)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2015[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Citigroup Capital Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	2.139%	5.000% quarterly	$(313,046)	(454,144)	$141,098

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†‡	PAYMENTS RECEIVED BY THE FUND†‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Banc of America Securities LLC	29,728,385	BRL	1/4/2021	1 Time 1.078%	1 Time BRL-CDI	—	$(161,363)

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†‡	PERIODIC PAYMENTS RECEIVED BY THE FUND†‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$4,228,150	1/15/2016	1 Time SPTRUTIL	1 Time LIBOR	—	$(90,085	)**
Barclays Capital Inc.	4,230,167	1/15/2016	1 Time LIBOR	1 Time SPTRHLTH	—	140,583	**
Barclays Capital Inc.	3,921,495	1/19/2016	1 Time SPTR5RET	1 Time LIBOR	—	189,103	**
Barclays Capital Inc.	3,927,257	1/19/2016	1 Time LIBOR	1 Time SPTRINFT	—	(37,960	)**
Barclays Capital Inc.	3,925,501	1/25/2016	1 Time LIBOR	1 Time SPTRMATR	—	22,100	**
Barclays Capital Inc.	12,800,000	10/6/2017	CPURNSA quarterly	0.905% semi-annually	—	(45,439)
Morgan Stanley & Co. Inc.	32,000,000	1/27/2020	1 Time 1.910%	1 Time CPURNSA	—	(340,973)

Total	$65,032,570				—	$(162,671)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Swap contract is value in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviation:

BRL	— Brazilian Real
EUR	— Euro

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	December 18, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 18, 2015